Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Transocean Ltd. and subsidiaries:

(1)	Registration Statement (Form S-4 No. 333-46374-99) as amended by Post-Effective Amendments on Form S-8 and Form S-3,

(2)	Registration Statement (Form S-4 No. 333-54668-99) as amended by Post-Effective Amendments on Form S-8 and Form S-3,

(3)	Registration Statement (Form S-8 No. 033-64776-99) as amended by Post-Effective Amendments on Form S-8,

(4)	Registration Statement (Form S-8 No. 333-12475-99) as amended by Post-Effective Amendments on Form S-8,

(5)	Registration Statement (Form S-8 No. 333-58211-99) as amended by Post-Effective Amendments on Form S-8,

(6)	Registration Statement (Form S-8 No. 333-58203-99) as amended by Post-Effective Amendments on Form S-8,

(7)	Registration Statement (Form S-8 No. 333-94543-99) as amended by Post-Effective Amendment on Form S-8,

(8)	Registration Statement (Form S-8 No. 333-94569-99) as amended by Post-Effective Amendment on Form S-8,

(9)	Registration Statement (Form S-8 No. 333-94551-99) as amended by Post-Effective Amendment on Form S-8,

(10)	Registration Statement (Form S-8 No. 333-75532-99) as amended by Post-Effective Amendment on Form S-8,

(11)	Registration Statement (Form S-8 No. 333-75540-99) as amended by Post-Effective Amendment on Form S-8,

(12)	Registration Statement (Form S-8 No. 333-106026-99) as amended by Post-Effective Amendment on Form S-8,

(13)	Registration Statement (Form S-8 No. 333-115456-99) as amended by Post-Effective Amendment on Form S-8,

(14)	Registration Statement (Form S-8 No. 333-130282-99) as amended by Post-Effective Amendment on Form S-8,

(15)	Registration Statement (Form S-8 No. 333-147669-99) as amended by Post-Effective Amendment on Form S-8,

(16)	Registration Statement (Form S-8 No. 333-163320),

(17)	Registration Statement (Form S-8 No. 333-204359),

(18)	Registration Statement (Form S-3 No. 333-222896),

(19)	Registration Statement (Form S-8 No. 333-227750),

(20)	Registration Statement (Form S-8 No. 333-238091),

(21)	Registration Statement (Form S-3 No. 333-248616),

(22)	Registration Statement (Form S-8 No. 333-257804),

(23)	Registration Statement (Form S-8 No. 333-272734),

(24)	Registration Statement (Form S-3 No. 333-274320),

(25)	Registration Statement (Form S-3 No. 333-274790),

(26)	Registration Statement (Form S-3 No. 333-280592),

(27)	Registration Statement (Form S-8 No. 333-280610) as amended by Post-Effective Amendment on Form S-8,

(28)	Registration Statement (Form S-3 No. 333-280617), and

(29)	Registration Statement (Form S-8 No. 333-289274),

Exhibit 23

of our reports dated February 23, 2026, with respect to the consolidated financial statements of Transocean Ltd. and subsidiaries and the effectiveness of internal control over financial reporting of Transocean Ltd. and subsidiaries included in this Annual Report (Form 10-K) of Transocean Ltd. for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Houston, Texas

February 23, 2026